Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of VirTra, Inc. (the “Company”), for the quarter ended September 30, 2017, as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned, Robert D. Ferris, Chief Executive Officer and President of the Company, and Judy Henry, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Robert D. Ferris
Robert D. Ferris,
Chief Executive Officer and President (principal executive officer)

Dated March 30, 2018

/s/ Judy Henry
Judy Henry,
Chief Financial Officer
(principal financial officer)

Dated March 30, 2018